UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2010

Bucyrus International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-00871	39-0188050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 500, 1100 Milwaukee Avenue, South Milwaukee, Wisconsin 53172

(Address of principal executive offices, including ZIP code)

(414) 768-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2010, the Compensation Committee of the Board of Directors of Bucyrus International, Inc. (the “Company”) approved certain amendments to the forms of existing Key Executive Employment and Severance Agreements (the “KEESAs”) currently in place with the executive officers of the Company. These amendments were effective on February 24, 2010 and included the following:

•

The elimination of the so-called “tax gross ups” payable to our executives for any excise tax payable on excess parachute payments resulting from the change in control, as replaced by a provision to allow the executive to decide to either cap his severance payments receivable under his KEESA to avoid incurring any excess parachute payment excise tax or to receive the full payments receivable under his KEESA and incur such excise tax;

•

The addition to the amount of average Form W-2 compensation, which is otherwise subject to being multiplied by a factor set forth in the executive officer’s KEESA, of (i) any deferred compensation amounts over the applicable pre-change in control employment period and (ii) the grant date value of the last regular long-term incentive grants made to the executive within the 365-day period prior to the change in control;

•

The elimination of Timothy W. Sullivan’s “deferred single trigger” provision, so that all of the KEESAs now contain “double trigger” provisions relating to the payment of compensation pursuant to the terms of the KEESAs; and

•	The modification of how average Form W-2 compensation is computed for an executive employed by the Company for less than three full years prior to a change in control.

The description of the amendments to the KEESAs is qualified in its entirety to the copies of the KEESAs that are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(10.1)	Key Executive Employment and Severance Agreement, effective February 24, 2010, by and between the Company and Timothy W. Sullivan.

(10.2)	Key Executive Employment and Severance Agreement, effective February 24, 2010, by and between the Company and Craig R. Mackus.

(10.3)	Key Executive Employment and Severance Agreement, effective February 24, 2010, by and between the Company and Luis de Leon.

(10.4)	Key Executive Employment and Severance Agreement, effective February 24, 2010, by and between the Company and John F. Bosbous.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCYRUS INTERNATIONAL, INC.

Dated: March 1, 2010	By:	/s/ Craig R. Mackus
	Name:	Craig R. Mackus
	Title:	Chief Financial Officer and Secretary

BUCYRUS INTERNATIONAL, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit Number

10.1	Key Executive Employment and Severance Agreement, effective February 24, 2010, by and between the Company and Timothy W. Sullivan.

10.2	Key Executive Employment and Severance Agreement, effective February 24, 2010, by and between the Company and Craig R. Mackus.

10.3	Key Executive Employment and Severance Agreement, effective February 24, 2010, by and between the Company and Luis de Leon.

10.4	Key Executive Employment and Severance Agreement, effective February 24, 2010, by and between the Company and John F. Bosbous.